UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09134
Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)
15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)
Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.
Item 1. Reports to Stockholders.

Annual Report
December 31, 2006
Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900    800-787-3334
www.manorfunds.com
Managed by:
Morris Capital Advisors, Inc.

15 Chester Commons
Malvern, PA 19355
December 31, 2006
Dear Fellow Shareholders:
     Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.
Recalcitrant Teenagers
     As a parent of two teenage girls I find that I am increasingly subjected to the constant pushback of everyday life. Dealing with homework, school activities, boyfriends, girlfriends, social activities, and getting help around the house is an ongoing process of approach, assert, retreat, retry. My well-reasoned ideas generate a myriad of emotional responses that range from outright hostility to easy acceptance (the latter one is always the most difficult to understand). The reaction to any given set of similar circumstances is rarely the same because some unseen, and sometimes insignificant, factor complicates things. I feel that I have gained a wealth of experience, but not much wisdom, and it has prepared me well for my other life as an investment manager.
     Over the past year the markets have dealt with a number of conflicting factors such as a spike in oil prices, successive Fed interest rate hikes, a housing slowdown, nuclear showdowns with Iran and North Korea, war between Israel and two of its neighbors, deterioration in Iraq, and slowing earnings growth. Mix that with a decline in energy prices later in the year, vast amounts of liquidity in the form of leverage and private equity, attractive valuations, and historically low risk premiums. The result is a recalcitrant market that resists an easy definition, and whose behavior has ranged from outright hostility to perceived risks early in the year to easy acceptance of the same, all in less than a 12 month period. All I can do is realize that the outburst could last far longer than I might expect and just shake my head and carry on as best I can.
     The market declined sharply early in the year as a result of a popping of the housing bubble and a spike in energy prices. The decline was reversed mid-year, sparking a rebound fueled by the expectation that neither of these problems were as bad as investors thought, and that economic growth would offset the impact of the Fed’s interest rate hikes.
     The rally produced successive quarterly returns better than anything we have seen since the second half of 2003, when the markets were rebounding from a three year market correction. By year-end, the equity markets were approaching the highs set at the end of 2000.
     But the market rally is not without some signs of vulnerability. It is counting on the continued flow of private equity and leverage to fund transactions, and enough economic growth to reverse a decline in earnings expectations. Without one, or both, it may take an easing of interest rates and monetary policy to keep the action going.

The Manor Fund
     The Manor Fund rose 1.73%, net of all fees and expenses, during the quarter ending December 31, 2006, underperforming the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index (6.70%, and 6.42% respectively). The Fund continues to outperform both the S&P 500 index and comparable mutual funds in the Lipper Large-Cap Core mutual fund index for the trailing 3-year and 5-year periods, ending December 31, 2006, with a return of 11.14% and 7.56%, compared to the S&P 500 (10.42% and 6.17%) and the Lipper mutual fund index (9.08% and 5.00%).
     During the 4th quarter of 2006 the Manor Fund was helped by substantial gains in Alcan, JCPenny, IBM, Prudential Financial, and Norfolk Southern. Alcan rose after reporting strong revenues and earnings despite concerns about pricing pressure and slowing economic growth. JCPenny rose throughout the quarter based on improving same store sales. The results are due to a better focus on merchandising at this major department store. IBM jumped early in the quarter after reporting strong revenue and earnings gains. The gains were driven by acquisitions and a focus on software services. Prudential Financial rose late in the quarter after reaffirming revenue and earnings expectations for the current year and next year. Norfolk Southern, a weak holding last quarter, rebounded after reporting record earnings that far exceeded investors expectations.
     Notable laggards during the 4th Quarter of 2006 include Corning, Citrix Systems, Endo Pharmaceuticals, Manor Care, and Jabil Circuit. Corning fell, despite reporting higher revenue and earnings growth, when it reduced expectations for future revenue growth. Citrix Systems fell sharply in October, despite reporting higher revenue and earnings, because the report showed weakness in some key business areas. Endo Pharmaceuticals also fell sharply in October after an FDA recommendation seemed to reduce the approval requirements for a generic competitor. The threat may not be as troubling as initially expected, and the shares began to improve toward the end of the quarter. Manor Care declined after reporting net income that was lower than the prior year. Jabil Circuit fell after reporting revenue slightly below expectations and product mix results that indicated the potential for future revenue shortfalls.
     During the quarter we sold Corning, Manor Care, Paccar, and KB Home. We sold Corning and Manor Care because we believe that each will struggle to correct problems that adversely impacted recent revenues and earnings. We sold Paccar because its rank deteriorated and we had the opportunity to take profits. We sold KB Home for similar reasons, and because we believe that the housing industry will have a difficult time with reduced demand and higher interest rates. We used the proceeds from the sale to purchase Amgen, Applied Materials, and Dover. Amgen, a biotechnology company with several successful products, has growing earnings and cash flow, and a attractive valuation. Applied Materials manufactures computer chip making equipment. It also has an attractive valuation based on its earnings growth and cash flow, and should be will positioned to benefit from the development of more sophisticated computer chips. Dover, a diversified industrial company, builds products for the defense, aerospace and automotive, construction and agricultural industries. It replaced Paccar because it has a more attractive valuation, higher expected growth and better cash flow.
The Growth Fund
     The Growth Fund rose 4.34%, net of all fees and expenses, during the quarter ending December 31, 2006, underperforming the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index (6.70% and 5.93% respectively). The Fund continues to outperform both the S&P 500 index and comparable mutual funds from inception with a return of 2.21% compared to the S&P 500 index return of 2.06% and the Lipper Large-Cap Growth mutual fund index with a return of -3.46%.
     The Growth Portfolio was helped by strong performance from Coach, DirecTV, Zimmer Holdings, ACE Limited, and KLA Tencor. Coach, a top performer last quarter, continued to advance as holiday sales appeared to be better than expected. DirectTV rose on continued subscriber growth and a reduction in cancellations by existing subscribers. Zimmer, another strong performer last quarter, continued to rise on a follow-through from the previous earnings report and the realization that reimbursement rate concerns may be over blown. ACE Limited, a diversified insurance company, was helped by a favorable interest rate environment and low casualty losses. KLA Tencor, a recent purchase, is a manufacturer of the equipment used to produce micro-processing chips. It rose on the expectation of continued demand for more sophisticated chips for computers and communication applications.
     Weak holdings in the portfolio included Quest Diagnostics, Texas Utilities, Texas Instruments, Etrade Financial, and Express Scripts. Quest fell after announcing the pending loss of a major contract. Texas Utilities fell on declining energy prices and lower earnings expectations for this diversified energy company. Texas Instruments, a top performer last quarter, declined on concerns about softening demand for chipsets for cell phones. Etrade Financial fell after a disappointing earnings report and concerns about slowing account growth and lower trading activity. Express Scripts fell right at year-end as concerns about its takeover proposal for Caremark depressed shares.
The Bond Fund
     The Bond Fund generated a return of 0.65%, net of all fees and expenses, for the quarter ending December 31, 2006, underperforming the Lipper US Government mutual fund index (1.01%) and the Lehman Intermediate Government index (0.76%). For the year ending December 31, 2006, the Fund generated a return of 2.32%, less than the Lehman Intermediate Government Index (2.49%) and the Lipper US Government mutual fund index (3.39%). Performance over the recent quarter reflects the rela-

tively conservative position of the Fund’s investment portfolio of US Treasury securities. The portfolio has an average yield to maturity of 4.34%, an average maturity of approximately 5.21 years, and an average duration of 2.82 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.
Escaping As An Alternative
     When the stress of family life becomes onerous escaping to Tahiti is always an alternative, and when the market environment is frustrating it is tempting to make a radical change. But in most cases the best course is to consistently apply a well-tested approach that has produced strong returns over a variety of markets. Moreover, it is necessary to understand that subtle changes in market factors sometimes start in a narrow group of industries or sectors and then filter out to the market in general.
     At this point we believe that the markets are experiencing an underlying shift that occurs infrequently. After several years of outperformance by economically sensitive cyclical companies, traditional growth companies are beginning to experience a resurgence that could last for some time. Our investment process took advantage of the cyclical nature of the market over that past several years and has begun to identify opportunities in this more growth-oriented environment. While the shift is not without its share of disappointments, if the market trend continues we expect that we will see additional opportunities to contribute to returns within our disciplined process.

Sincerely,
Daniel A. Morris

MANOR INVESTMENT FUNDS, INC.
Manor Fund
December 31, 2006
Top Holdings & Sectors
Top Company Holdings

% of
Company	Net Assets
Pepsico	3.6%
Exelon	3.5%
JCPenney	3.5%
AT & T Inc.	3.3%
Colgate Palmolive	3.3%
Top Industry Sectors

% of
Industry	Net Assets
Financial	19.6%
Information Tech.	12.7%
Health Care	10.6%
Consumer Staples	9.9%
Industrial	9.1%
Fund Performance
Value of $10,000 invested in the Fund
Inception(9/26/95) to present(12/31/06)
Compared to the S&P 500 and Lipper Large Cap Core Index
Quarter and Annualized Total Return for Periods Ending December 31, 2006

		S&P 500	Lipper LC
	Manor Fund	Index	Core Funds
4th Quarter	1.73%	6.70%	6.42%
1-Year	9.31%	15.78%	13.40%
3-Year Annualized	11.14%	10.42%	9.08%
5-Year Annualized	7.56%	6.17%	5.00%
Annualized since inception 9/26/95	6.22%	10.00%	6.86%
The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lipper LC Core mutual fund index is an index of mutual funds managed with a similar investment style. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 9/25/1995 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.

MANOR INVESTMENT FUNDS, INC.
Growth Fund
December 31, 2006
Top Holdings & Sectors
Top Company Holdings

% of
Company	Net Assets
Coach	4.6%
Etrade Financial	3.7%
Kohls Corp.	3.6%
Ace Limited	3.3%
Zimmer Holdings	3.2%
Top Industry Sectors

% of
Industry	Net Assets
Consumer Disc.	22.3%
Health Care	20.8%
Information Tech.	16.6%
Financial	11.4%
Industrial	8.1%
Fund Performance
Value of $10,000 invested in the Fund
Inception(6/30/99) to present(12/31/06)
Compared to the S&P 500 and Lipper Large-Cap Growth
Quarter and Annualized Total Return for Periods Ending December 31, 2006

		S&P 500	Lipper LC
	Growth Fund	Index	Growth Funds
4th Quarter	4.34%	6.70%	5.93%
1-Year	4.53%	15.78%	4.72%
3-Year Annualized	8.50%	10.42%	6.57%
5-Year Annualized	5.65%	6.17%	2.01%
Annualized since inception 6/30/99	2.21%	2.06%	-3.46%
The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lipper LC Growth mutual fund index is an index of mutual funds managed with a similar investment style. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.

MANOR INVESTMENT FUNDS, INC.
Largest Holdings and Asset Allocation
December 31, 2006
Manor Fund
Largest Holdings

Security	% of Net Assets
Pepsico	3.6%
Exelon	3.5%
JCPenney	3.5%
A T & T	3.3%
Colgate Palmolive	3.3%
Prudential Finl	3.3%
Occidental Petroleum	3.2%
Best Buy, Inc.	3.2%
Vornado Realty	3.1%
Norfolk Southern	3.1%
Manor Fund
Industry Sectors

Industry	% of Net Assets
Financial	19.6%
Information Technology	12.6%
Health Care	10.6%
Consumer Staples	9.9%
Industrial	9.1%
Consumer Discretionary	9.1%
Energy	9.0%
Cash Equivalents	8.7%
Material	4.6%
Utility	3.5%
Telecommunication	3.3%

100.0%

Growth Fund
Largest Holdings

Security	% of Net Assets
Coach Inc.	4.6%
Etrade Financial	3.7%
Kohls Corp.	3.6%
Ace Ltd.	3.3%
Zimmer Holdings.	3.2%
Schering Plough	3.1%
Raytheon Co.	3.1%
Broadcom Corp.-A	3.1%
Staples Inc.	3.0%
Constellation Brands	3.0%
Growth Fund
Industry Sectors

Industry	% of Net Assets
Consumer Discretionary	22.3%
Health Care	20.8%
Information Technology	16.6%
Financial	11.4%
Cash Equivalent	9.1%
Industrial	8.1%
Energy	3.8%
Consumer Staples	3.0%
Utility	2.6%
Telecommunication	2.3%

100.0%

Bond Fund
Largest Holdings

Security	% of Net Assets
US Treasury 3.875% Due 07-15-10	20.5%
US Treasury 3.625% Due 07-15-09	12.8%
US Treasury 3.250% Due 08-15-07	10.4%
US Treasury 3.125% Due 10-15-08	10.2%
US Treasury 3.500% Due 12-15-09	10.1%
US Treasury 3.875% Due 02-15-13	10.1%
US Treasury 4.000% Due 02-15-14	10.1%
US Treasury 2.250% Due 02-15-07	5.2%

MANOR INVESTMENT FUNDS, INC.
Manor Fund and Growth Fund
Expenses
December 31, 2006
As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of July 1, 2006 through December 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second line of the table provides information about hypothetical account values and hypothetical expense based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

			Expenses Paid
	Beginning	Ending	During Period *
	Account Value	Account Value	July 1, 2006 -
	July 1, 2006	December 31, 2006	December 31, 2006
Manor Fund
Actual Manor Fund	$1,000.00	$1,028.03	$7.67
Hypothetical	1,000.00	1,017.64	7.63
(5% return before expenses)
Growth Fund
Actual Growth Fund	1,000.00	1,063.18	7.80
Hypothetical	1,000.00	1,017.64	7.63
(5% return before expenses)

*	Expenses are equal to the Funds’ annualized expense ratios, capped at 1.5%, which is net of any expenses paid indirectly, multiplied by the average account value over the period. The ending account value for each Fund in the table is based on its actual total return for the 6 month period of July 1, 2006 to December 31, 2006, 2.84% for the Manor Fund, and 6.32% for the Growth Fund.

MANOR INVESTMENT FUNDS, INC.
Bond Fund
December 31, 2006
Top Holdings

Security	% of Net Assets
US Treasury 3.875% due 7/15/10	20.4%
US Treasury 3.625% due 7/15/09	12.8%
US Treasury 3.250% due 8/15/07	10.4%
US Treasury 3.125% due 10/15/08	10.2%
US Treasury 3.500% due 12/15/09	10.1%
Fund Performance
Value of $10,000 invested in the Fund
Inception(6/30/99) to present(12/31/06)
Compared to the Lehman Int. Gov’t and Lipper Gov’t Index
Quarter and Annualized Total Return for Periods Ending December 31, 2006

		Lipper	Lehman
	Bond	US Gov’t	Intermediate
	Fund	Fund Index	Gov’t Index
4th Quarter	0.65%	1.01%	0.76%
1-Year	2.32%	3.39%	2.49%
3-Year Annualized	0.96%	3.08%	2.31%
5-Year Annualized	1.94%	4.15%	3.65%
Annualized since inception	3.26%	5.24%	4.96%
6/30/99
The Lehman Intermediate Government Index is represents the aggregate market value of the US Government securities with a maximum maturity of 10 years. The Lipper US Government mutual fund index is an index of mutual funds managed using US Government securities. Both are computed on a total return basis. The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations). Returns shown include the reinvestment of dividends. Past performance does not predict future performance. Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.

MANOR INVESTMENT FUNDS, INC.
Bond Fund
Expenses
December 31, 2006
As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of July 1, 2006 through December 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second line of the table provides information about hypothetical account values and hypothetical expense based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

			Expenses Paid
	Beginning	Ending	During Period *
	Account Value	Account Value	July 1, 2006 -
	July 1, 2006	December 31, 2006	December 31, 2006
Bond Fund
Actual Bond Fund	$1,000.00	$1,029.30	$5.11
Hypothetical	1,000.00	1,020.16	5.09
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio, capped at 1.0%, which is net of any expenses paid indirectly, multiplied by the average account value over the period. The ending account value for the Fund in the table is based on its actual total return for the 6 month period of July 1, 2006 to December 31, 2006, of 2.92%.

Manor Investment Funds, Inc.
Financial Statements
December 31, 2006

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
of the Manor Investment Funds, Inc.
     We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2006 and the related statements of operations, for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial highlights for each Fund for the year ended December 31, 2002, were audited by other auditors whose report dated January 28, 2003 expressed an unqualified opinion on this information.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
February 21, 2007	Sanville & Company

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
December 31, 2006

		Market
Description	Shares	Value

COMMON STOCKS — 91.4%
Consumer Discretionary — 9.1%
Best Buy, Inc.	2,539	$124,894
Home Depot	2,390	95,982
JCPenney	1,791	138,552

		359,428

Consumer Staples — 9.9%
Colgate Palmolive	2,001	130,545
Pepsico, Inc.	2,262	141,488
Wal-Mart	2,543	117,436

		389,469

Energy — 9.0%
Devon Energy	1,190	79,825
Nabors Ind.*	2,620	78,024
Occidental Pet.	2,626	128,228
Weatherford Int. *	1,689	70,583

		356,660

Financial — 19.6%
Allstate Insurance	1,830	119,151
Bank of America	1,537	82,060
Chubb	2,192	115,979
Citigroup, Inc.	1,969	109,673
Freddie Mac	1,440	97,776
Prudential Finl.	1,504	129,134
Vornado Realty Tr.	1,010	122,715

		776,488

Health Care — 10.6%
Amgen Inc.*	1,659	113,326
Endo Pharm.*	4,130	113,905
Johnson&Johnson	1,350	89,127
Wellpoint, Inc. *	1,327	104,422

		420,780

Industrial — 9.1%
Dover Corp.	1,604	78,628
General Electric	2,270	84,467
Norfolk Southern	2,410	121,199
Tyco Intl. Ltd.	2,440	74,176

		358,470

		Market
Description	Shares	Value

Information Technology — 12.7%
Applied Materials	6,365	117,434
Cisco Systems *	2,350	64,225
Citrix Systems *	2,970	80,338
Intel Corp.	2,980	60,345
Int. Bus. Machines	950	92,293
Jabil Circuit	3,494	85,778

		500,413

Material — 4.6%
Alcan (Canada)	2,224	108,398
Nucor Corp.	1,367	74,720

		183,118

Telecomm. — 3.3%
AT & T, Inc.	3,659	130,809

		130,809

Utility — 3.5%
Exelon	2,248	139,129

		139,129

TOTAL COMMON STOCKS
(Cost $2,789,464)		3,614,764

SHORT-TERM INVESTMENTS — 8.5%
1st Amer. Gov. Fund	110,279	110,279
1st National M Mkt	227,481	227,481

TOTAL SHORT-TERM INVESTMENTS
(Cost $337,760)		337,760

TOTAL INVESTMENTS — 99.9%
(Cost $3,127,224)		3,952,524
Other Assets less Liabilities —
Net — 0.1%		1,293

NET ASSETS 100.0%		$3,953,817

*Non-income producing during the year
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
December 31, 2006

		Market
Description	Shares	Value

COMMON STOCKS — 90.9%
Consumer Discretionary — 22.3%
Bed, Bath, Beyond *	2,080	$79,248
Coach Inc. *	4,742	203,716
Fortune Brands	1,247	106,481
Gap, Inc.	4,680	91,260
Kohls Corp.*	2,321	158,826
Mohawk Ind. *	1,188	88,934
News Corp., Inc.	6,030	134,228
Staples	5,068	135,316

		998,009

Consumer Staples — 3.0%
Constellation *	4,641	134,682

		134,682

Energy — 3.8%
Baker-Hughes	1,190	88,845
Valero Energy	1,597	81,703

		170,548

Financial — 11.4%
Ace Limited	2,440	147,791
American Int. Grp.	1,160	83,125
Capital One	1,480	113,694
Etrade Financial *	7,382	165,505

		510,115

Health Care — 20.8%
Express Scripts *	1,690	121,004
Forest Labs *	1,320	66,792
Genentech Inc. *	1,270	103,035
Quest Diagnostics	2,140	113,420
Schering Plough	5,942	140,468
Thermo Fisher*	2,966	134,330
Unitedhealth Group	2,010	107,998
Zimmer Holdings*	1,814	142,181

		929,228

		Market
Description	Shares	Value

Industrial — 8.1%
Fedex Corp.	931	101,125
Raytheon Co.	2,628	138,759
Robert Half Int.	3,349	124,315

		364,199

Information Technology — 16.6%
Broadcom Corp-A *	4,239	136,962
EBay, Inc.*	2,469	74,243
Intel Corp.	3,677	74,459
KLA-Tencor	2,592	128,952
Maxim	1,100	33,682
Microsoft Corp.	3,574	106,720
Texas Instruments	3,938	113,414
Xilinx, Inc.	3,037	72,311

		740,743

Telecomm — 2.3%
DirecTV*	4,214	105,097

		105,097

Utility — 2.6%
TXU Corp	2,135	115,738

		115,738

TOTAL COMMON STOCKS
(Cost $3,377,611)		4,068,359

SHORT-TERM INVESTMENTS — 9.1%
1st Amer. Gov. Fund	200,961	200,961
1st National M Mkt	204,295	204,295

TOTAL SHORT-TERM INVESTMENTS
(Cost $405,256)		405,256

TOTAL INVESTMENTS — 100.0%
(Cost $3,782,867)		4,473,615
Other Assets less Liabilities —
Net — Less than 0.1%		187

NET ASSETS — 100.0%		$4,473,802

*Non-income producing during the year
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
December 31, 2006

	Face
Description	Amount	Value

U.S. GOVERNMENT BONDS — 89.4%
U.S. Treasury 2.250% Due 02-15-07	100,000	$99,531
U.S. Treasury 3.250% Due 08-15-07	200,000	197,813
U.S. Treasury 3.125% Due 10-15-08	200,000	194,187
U.S. Treasury 3.625% Due 07-15-09	250,000	243,281
U.S. Treasury 3.500% Due 12-15-09	200,000	193,250
U.S. Treasury 3.875% Due 07-15-10	400,000	389,375
U.S. Treasury 3.875% Due 02-15-13	200,000	191,500
U.S. Treasury 4.000% Due 02-15-14	200,000	191,500

TOTAL U.S. GOVERNMENT BONDS
(Cost $1,740,942)		1,700,437

SHORT-TERM INVESTMENTS — 9.5%
1st American Treasury Obligation Fund	117,643	117,643
1st National Money Market	63,932	63,932

TOTAL SHORT-TERM INVESTMENTS
(Cost $181,575)		181,575

TOTAL INVESTMENTS — 98.9%
(Cost $1,922,517)		1,882,012
Other Assets less Liabilities — Net — 1.1%		20,899

NET ASSETS — 100.0%		$1,902,911

The accompanying notes are an integral part of these financial statements

MANOR INVESTMENT FUNDS, INC.
Statements of Assets and Liabilities
December 31, 2006

	Manor	Growth	Bond
	Fund	Fund	Fund
ASSETS
Investments in Securities
(cost of $3,127,224, $3,782,867 and
$1,922,517, respectively)	$3,952,524	$4,473,615	$1,882,012
Receivables: Dividends	4,824	2,622	—
Interest	195	227	22,265
Other Assets	801	2,419	201
Due from Advisor	—	1,769	—

Total Assets	3,958,344	4,480,652	1,904,478

LIABILITIES
Payable to Advisor	3,297	3,708	820
Accrued expenses	1,230	3,142	747

Total Liabilities	4,527	6,850	1,567

NET ASSETS	$3,953,817	$4,473,802	$1,902,911

NET ASSETS CONSIST OF:
Capital stock — par value	$227	$379	$187
Paid in capital	3,124,317	3,788,136	1,944,350
Undistributed net investment income	3,759	—	—
Accumulated net realized (loss) gain	215	(5,461)	(1,122)
Net unrealized appreciation (depreciation)	825,299	690,748	(40,504)

NET ASSETS	$3,953,817	$4,473,802	$1,902,911

CAPITAL SHARES OUTSTANDING	225,392	379,749	187,153

(10,000,000 authorized shares; $.001 par value)
NET ASSET VALUE PER SHARE	$17.54	$11.78	$10.17

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Statements of Operations
For the Year Ended December 31, 2006

	Manor	Growth	Bond
	Fund	Fund	Fund
Investment Income
Dividends, (net of foreign taxes withheld of $227, $- , and $- , respectively)	$58,070	$26,169	$—
Interest	5,850	6,696	70,649

Total investment income	63,920	32,865	70,649

Expenses
Advisory and management fee (Note 2)	37,027	39,870	9,599
Professional fees	8,015	10,147	4,830
Custodian fee	4,661	3,378	3,000
Fund Serv related charges	1,643	1,935	574
Insurance	948	1,225	277
Postage and printing	1,405	2,757	197
Taxes	295	300	150
Registration	821	1,491	297
Other	429	171	—

Total expenses before reimbursement	55,244	61,274	18,924
Expense reimbursement by Advisor
(Note 2)	—	(1,769)	—

	55,244	59,505	18,924

Net Investment Income (Loss)	8,676	(26,640)	51,725

Realized & Unrealized Gain (Loss) on Investments
(Note 4)
Net realized gain on investments	270,595	115,998	—
Net change in unrealized appreciation/ (depreciation) on investments	36,176	89,049	(6,838)

Net realized and unrealized gain (loss) on investments	306,771	205,047	(6,838)

Net Increase in Net Assets Resulting from Operations	$315,447	$178,407	$44,887

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets

	Manor Fund		Growth Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31	Dec. 31	Dec. 31	Dec. 31
	2006	2005	2006	2005
Increase in Net Assets from
Operations
Net investment income (loss)	$8,676	$6,836	$(26,640)	$(19,388)
Net realized gain on investments	270,595	185,137	115,998	187,563
Unrealized appreciation (depreciation) on investments	36,176	123,643	89,049	127,196

Net increase in net assets resulting from operations	315,447	315,616	178,407	295,371

Distributions to Shareholders	(276,942)	(7,724)	—	—

Capital Share Transactions
Proceeds from shares sold	668,996	521,635	931,472	762,217
Reinvestment of distributions	276,942	7,724	—	—
Payment for shares redeemed	(341,187)	(369,515)	(360,953)	(255,712)

Net increase in net assets from capital share transactions	604,751	159,844	570,519	506,505

Total Increase	643,256	467,736	748,926	801,876

Net Assets
Beginning of Period	3,310,561	2,842,825	3,724,876	2,923,000

End of Period	$3,953,817	$3,310,561	$4,473,802	$3,724,876

Transactions in Shares of Fund
Sold	36,953	32,180	80,912	71,191
Issued in reinvestment of distributions	15,862	441	—	—
Redeemed	(18,568)	(22,642)	(31,625)	(23,925)

Net increase in outstanding shares of the Fund	34,247	9,979	49,287	47,266

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Statements of Changes in Net Assets (con’t)

	Bond Fund
	Year	Year
	Ended	Ended
	Dec. 31	Dec. 31
	2006	2005
Increase in Net Assets from Operations
Net investment income	$51,725	$34,950
Net realized gain on investments	—	—
Unrealized appreciation (depreciation) on investments	(6,838)	(24,601)

Net increase in net assets resulting from operations	44,887	10,349

Distributions to Shareholders	(53,459)	(35,881)

Capital Share Transactions
Proceeds from shares sold	383,311	606,935
Reinvestment of distributions	53,459	35,881
Payment for shares redeemed	(280,124)	(390,706)

Net increase in net assets from capital share transactions	156,646	252,110

Total Increase	148,074	226,578

Net Assets
Beginning of Period	1,754,837	1,528,259

End of Period	$1,902,911	$1,754,837

Transactions in Shares of Fund
Sold	37,395	58,367
Issued in reinvestment of distributions	5,246	3,511
Redeemed	(27,044)	(37,633)

Net increase in outstanding shares of the Fund	15,597	24,245

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
Notes to Financial Statements
December 31, 2006
1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization: Manor Investment Funds, Inc. (the “Company”) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. The primary investment objective of each of the Funds follows: Manor Fund — conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund — long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund — intermediate-term fixed income, investing primarily in U.S. Government obligations. The following is a summary of the Funds’ significant accounting policies.
Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.
Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.
Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.
Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Reclassifications: In accordance with SOP-93-2, the Growth Fund and Bond Fund each recorded a reclassification in their capital accounts. As of December 31, 2006, the Growth Fund and Bond Fund have each recorded a permanent book/tax difference of $26,640, and $1,734, respectively from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.
Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from these estimates.

MANOR INVESTMENT FUNDS, INC.
Notes to Financial Statements (con’t)
December 31, 2006
2.	INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, Inc. (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. For the fiscal year ended December 31, 2006 the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $37,027, $39,870 and $9,599 respectively.

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.5% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor will reimburse the Funds for these expenses. The Advisor reimbursed the Growth Fund $1,769 for expenses for the year ended December 31, 2006.
3.	INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended June 30, 2006, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$1,041,853	$1,240,792	—
Sales	$869,978	$932,116	—
4.	FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The following information is as of December 31, 2006:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments	$2,789,464	$3,377,611	$170,942

Gross tax appreciation of investments	$919,289	$803,305	$—
Gross tax depreciation of investments	(93,989)	(112,557)	(40,505)

Net tax appreciation (depreciation)	$825,300	$690,748	$(40,505)

Undistributed ordinary income	$3,759	$—	$—
Undistributed capital gain income	$215	$—	$—
Accumulated capital losses	$—	$(5,461)	$(1,122)
The accumulated capital loss carryovers as of December 31, 2006 expire as follows:

	Manor Fund	Growth Fund	Bond Fund
2011	$—	$2,992	$—
2012	$—	$2,469	$$1,122
The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

	Manor Fund		Growth Fund		Bond Fund
	2006	2005	2006	2005	2006	2005
Ordinary Income	$62,632	$7,724	$—	$—	$54,581	$38,851
Long-term Gain (loss)	$214,310	$—	$—	$—	$1,122	$—
5.	NEW ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on each of the Fund’s financial statements.

MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Financial Highlights
For a share of capital stock outstanding throughout the period

	For the years ended December 31,

	2006	2005	2004	2003	2002

PER SHARE DATA

Net asset value, beginning of period	$17.32	$15.69	$13.84	$10.52	$13.20

Income from investment operations:
Net investment income (loss) *	0.15	0.02	0.035	—	(0.01)
Net realized and unrealized gain (loss) on investments	1.46	1.65	1.840	3.32	(2.67)

Total from investment operations	1.61	1.67	1.875	3.32	(2.68)

Less Distributions	(1.39)	(0.04)	(0.025)	—	—

Total distributions	(1.23)	(0.04)	(0.025)	—	—

Net asset value, end of period	$17.54	$17.32	$15.69	$13.84	$10.52

Total Return **	9.31%	10.64%	13.55%	31.56%	-20.30%

Ratios and Supplemental Data:
Net assets, end of period (000)	$3,954	$3,311	$2,843	$2,615	$1,750
Ratio of expenses to average net assets:
Before reimbursements	1.50%	1.49%	1.50%	1.52%	1.50%
Net of reimbursements	1.50%	1.49%	1.50%	1.50%	1.50%
Ratio of net investment income(loss) to average net assets	0.23%	0.23%	0.27%	0.04%	-0.08%

Portfolio Turnover Rate	24.95%	22.24%	7.32%	4.26%	26.0%

*	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

**	Total return assumes reinvestment of dividends
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Financial Highlights
For a share of capital stock outstanding throughout the period

	For the years ended December 31,

	2006	2005	2004	2003	2002

PER SHARE DATA

Net asset value, beginning of period	$11.27	$10.32	$9.22	$7.08	$8.95

Income from investment operations:
Net investment loss *	(0.07)	(0.06)	(0.02)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.58	1.01	1.12	2.19	(1.81)

Total from investment operations	0.51	0.95	1.10	2.14	(1.87)

Less Distributions	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$11.78	$11.27	$10.32	$9.22	$7.08

Total Return **	4.53%	9.21%	11.93%	30.23%	-20.89%

Ratios and Supplemental Data:
Net assets, end of period (000)	$4,474	$3,725	$2,923	$2,556	$1,638
Ratio of expenses to average net assets:
Before reimbursements	1.53%	1.50%	1.50%	1.52%	1.50%
Net of reimbursements	1.49%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	-0.67%	-0.62%	-0.16%	-0.66%	-0.70%

Portfolio Turnover Rate	24.78%	16.14%	30.42%	6.53%	13.2%

*	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

**	Total return assumes reinvestment of dividends
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
BOND FUND
Financial Highlights
For a share of capital stock outstanding throughout the period

	For the years ended December 31,

	2006	2005	2004	2003	2002

PER SHARE DATA

Net asset value, beginning of period	$10.23	$10.37	$10.58	$10.98	$10.63

Income from investment operations:
Net investment income *	0.30	0.20	0.17	0.26	0.32
Net realized and unrealized gain (loss) on investments	(0.06)	(0.13)	(0.18)	(0.17)	0.39

Total from investment operations	0.24	0.07	(0.01)	0.09	0.71

Less Distributions	(0.30)	(0.21)	(0.20)	(0.49)	(0.36)

Total distributions	(0.30)	(0.21)	(0.20)	(0.49)	(0.36)

Net asset value, end of period	$10.17	$10.23	$10.37	$10.58	$10.98

Total Return **	2.32%	0.66%	-0.09%	0.82%	6.69%

Ratios and Supplemental Data:
Net assets, end of period (000)	$1,903	$1,755	$1,528	$1,769	$1,962
Ratio of expenses to average net assets:
Before reimbursements	0.99%	1.00%	1.05%	1.04%	1.00%
Net of reimbursements	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.70%	2.04%	1.37%	2.30%	2.96%

Portfolio Turnover Rate	0.00%	37.01%	75.57%	50.61%	26.3%

*	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

**	Total return assumes reinvestment of dividends
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.
ADDITIONAL INFORMATION
(Unaudited)
Proxy Voting Procedures
The Company’s Board of Directors has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com. The Proxy voting history is located under Fund Information, Proxy Voting.
Quarterly Portfolio Schedule
The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. These forms are available on the SEC’S website at http://www.sec.gov. They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.
Compensation of Board of Directors
The members of the Board of Directors serve without compensation. Daniel A. Morris, President of Manor Investment Funds, Inc. (“the Funds”), and President of Morris Capital Advisors, Inc., adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds. He is compensated through the management fee paid to the adviser by the Funds.

Board of Directors Information
Manor Investment Funds, Inc.
December 31, 2006
The business and affairs of the Fund are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors, and is available without charge, by calling 1-800-787-3334. Each director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA 19355.
Independent Directors

BRUCE LAVERTY
Bruce Laverty, age 47, is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty legal counsel to the Fund. He is not a Director for any other public companies.
JAMES MCFADDEN
James McFadden, age 54, is a Director of the Fund, and Chairman of the Audit Committee. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. McFadden is Card Services Privacy Officer for Bank of America, Card Services Bank. He is not a Director for any other public companies.
JOHN MCGINN
John McGinn, age 60, is a Director of the Fund, and serves on the Audit Committee. He serves a one-year term, and stands for re-election annually. He has been a Director since 11/5/2002.
Mr. McGinn is an independent real estate sales consultant. He is not a Director for any other public companies.
FRED MYERS
Fred Myers, age 57, is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s. He is not a Director for any other public companies.
EDWARD SZKUDLAPSKI
Edward Szkudlapski, age 49, is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 5/15/2000.
Mr. Szkudlapski is President of Eclipse Business Systems. He is not a Director for any other public companies.
ALAN WEINTRAUB
Alan Weintraub, age 53, is a Director of the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Mr. Weintraub is a Chief Technical Officer with Qumas, Cork, Ireland. He is not a Director for any other public companies.
Interested Directors

DANIEL A. MORRIS
Daniel A. Morris, age 52, is a Director of the Fund, and President of Morris Capital Advisors, Inc., advisor to the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 9/25/1995.
Prior to founding Morris Capital Advisors, Inc., he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies. As President of the Fund, he is considered an Interested Director. He is not a Director for any other public companies.
JOHN R. GILES
John R. Giles, age 51, is a Director of the Fund, and Vice-President of Morris Capital Advisors, Inc., advisor to the Fund. He serves a one-year term, and stands for re-election annually. He has been a Director since 11/18/2005.
Prior to joining Morris Capital Advisors, Inc., he was Senior Vice President of the Wilmington Trust Company and Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies. As Secretary of the Fund, he is considered an Interested Director. He is not a Director for any other public companies.

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900       800-787-3334
www.manorfunds.com

ITEM 2.	CODE OF ETHICS.
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant’s audit committee consists of two independent directors, Chaired by James McFadden. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2006	12/31/2005
Audit Fees	$19,444	$12,848
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED.]

ITEM 9.	CONTROLS AND PROCEDURES.
a)	The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics — For annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
     President
Date 03/02/2007